Exhibit 99.1

TransCode Therapeutics, Inc. Announces Adjournment of Special Meeting and Information for Adjourned Special Meeting

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BOSTON, February 4, 2025 (GLOBE NEWSWIRE) -- TransCode Therapeutics, Inc. (Nasdaq: RNAZ) (“TransCode” or the “Company”), the RNA Oncology Company™ committed to more effectively treating cancer using RNA therapeutics, today announced its Special Meeting scheduled for and convened on February 4, 2025 (the “Special Meeting”) has been adjourned until February 25, 2025 at 9:30 a.m. Eastern time (the “Adjourned Special Meeting”) for the purpose of soliciting additional votes with respect to the proposals outlined below and described in the Company's definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2024 (the “Special Meeting Proxy Statement”).

The presence, by remote communication or by proxy, of the holders of at least one-third of the outstanding shares of capital stock entitled to vote at the meeting will constitute a quorum. There was less than that number of shares represented at the Special Meeting, so a quorum did not exist. At the time the Special Meeting was adjourned, proxies had been submitted by stockholders representing approximately 29.94% of the outstanding shares of stock entitled to vote.

•	Proposal One is a proposal to approve (i) for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of Common Stock by the Company upon exercise of the Series C Warrants and the Series D Warrants (both as defined in the Special Meeting Proxy Statement), (ii) a series of adjustments to the exercise price of the Warrants and an increase in the underlying Common Stock of the Warrants, (iii) an alternative cashless exercise feature in the Series D Warrants and (iv) an adjustment to the exercise price and number of Warrants upon the Shareholder Approval Date (as defined in the Special Meeting Proxy Statement) and possibly at other times, subject to a floor price of $2.4882 (the “Issuance Proposal” or “Proposal 1”)

•	Proposal Two is a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal” or “Proposal 2”)

Adjournment of Special Meeting

The Adjourned Special Meeting will be reconvened on February 25, 2025, at 9:30 a.m. Eastern Time and will continue to be held in a virtual format and stockholders will be able to listen and participate in the virtual special meeting, as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/RNAZ2025SM and entering the 16 digit control number included in your proxy card.

TransCode encourages eligible stockholders as of the record date of December 17, 2024, who have not yet voted their shares on Proposal One or Proposal Two or are uncertain if their shares have been voted on Proposal One or Proposal Two to contact their broker or bank to vote their shares. The Board of Directors and management request that these stockholders consider and vote their proxies as soon as possible on Proposal One and Proposal Two, but no later than February 24, 2025, at 11:59 p.m. Eastern time.

Stockholders who have previously submitted their proxy or otherwise voted on Proposal One and Proposal Two at the Special Meeting and who do not want to change their vote need not take any action.

As described in the Special Meeting Proxy Statement, stockholders may use one of the following simple methods to vote their shares, or change their previously submitted vote, before the February 25, 2025, Adjourned Special Meeting with respect to Proposal One or Proposal Two:

•	By mail. Complete and mail the proxy card in the postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your eligible shares voted, they will be voted as recommended by our Board. Your proxy card must be received on or before 11:59 P.M. Eastern time on February 24, 2025, the day before the Adjourned Special Meeting, to be counted.

•	In attendance at the Adjourned Special Meeting. You may vote during the virtual meeting through www.virtualshareholdermeeting.com/RNAZ2025SM. To be admitted to the Special Meeting and vote your eligible shares, you must provide the control number as described in the proxy card previously mailed to you.

•	Over the Internet. You may submit your proxy to vote via the Internet by going to www.proxyvote.com and following the on-screen instructions. Please have your proxy card available when you access the webpage. Your proxy to vote must be received prior to 11:59 P.M. Eastern time on February 24, 2025, the day before the Adjourned Special Meeting, to be counted.

•	By telephone. You may vote over the telephone by calling toll-free 1-800-690-6903 in the U.S. and following the recorded instructions. Please have your proxy card available when you call. Your vote must be received prior to 11:59 P.M. Eastern time on February 24, 2025, the day before the Adjourned Special Meeting, to be counted

Votes must be received by 11:59 p.m. Eastern time on February 24, 2025, to be counted. After this time, votes can only be cast during the Adjourned Special Meeting on February 25, 2025, at 9:30 a.m. Eastern Time at www.virtualshareholdermeeting.com/RNAZ2025SM.

About TransCode Therapeutics

TransCode is a clinical-stage oncology company focused on treating metastatic disease. The Company is committed to defeating cancer through the intelligent design and effective delivery of RNA therapeutics based on its proprietary TTX nanoparticle platform. The Company’s lead therapeutic candidate, TTX-MC138, is focused on treating metastatic tumors which overexpress microRNA-10b, a unique, well-documented biomarker of metastasis. In addition, TransCode has a portfolio of other first-in-class RNA therapeutic candidates designed to overcome the challenges of RNA delivery and thus unlock therapeutic access to a variety of novel genetic targets that could be relevant to treating a variety of cancers.

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Forward-Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan” “potential,” “predict,” “should,” “will,” “would,” or the negative of these terms and similar expressions intended to identify forward-looking statements. These forward-looking statements include statements related to the Issuance Proposal and Adjournment Proposal, the future, the timing and outcome of the Adjourned Special Meeting, matters described above, the parties’ expectations and related matters. TransCode cautions readers that forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to certain risks and uncertainties that could cause actual results to differ materially and adversely from those expressed in, or implied by, these forward-looking statements, including, but not limited to, the timing of the Adjourned Special Meeting. These and other risks and uncertainties are described more fully in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the SEC. Forward-looking statements reflect the Company’s analysis only on their stated date, and TransCode undertakes no obligation to update or revise these statements except as may be required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on December 30, 2024, TransCode filed the Special Meeting Proxy Statement with the SEC with respect to the Special Meeting. Promptly after filing the Special Meeting Proxy Statement with the SEC, TransCode mailed the Special Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the proposals. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TRANSCODE HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by TransCode with the SEC in connection with the proposals at the SEC's website (http://www.sec.gov) or at the Company's investor relations website (https://ir.transcodetherapeutics.com/). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Investor Relations:

TransCode Therapeutics, Inc.
Tania Montgomery-Hammon
VP Business Development
Tania.montgomery@transcodetherapeutics.com

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